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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2006
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-19557                 36-3777824
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
               (Address of principal executive offices)(Zip Code)

                                 (847) 803-4600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

     On October 18, 2006, Salton, Inc. (the "Company") announced that William B. Rue has decided to retire from his position as President and Chief Operating Officer and Director of the Company, effective immediately. A copy of the press release issued by the Company announcing the resignation of Mr. Rue is attached as Exhibit 99.1 hereto.

     The Company and William B. Rue have entered into a Separation Agreement dated as of October 18, 2006 (the "Separation Agreement"), which agreement supersedes the employment agreement dated January 1, 2003 between the Company and Mr. Rue. Pursuant to the Separation Agreement, the Company has agreed to:
(a) pay Mr. Rue $285,000, minus appropriate and customary payroll deductions, upon execution of this Agreement; and (b) issue to Mr. Rue 144,928 shares of common stock of the Company upon the earlier of (x) six months or (y) consummation of a change of control. In the event a change of control is consummated within six months, the Company has also agreed to issue Mr. Rue an additional number of common stock of the Company equal to (x) $600,000 divided by (y) the fair market value (as determined by the board of directors of the Company in good faith) of the consideration per share of common stock received by holders of common stock in connection with such change of control. Mr. Rue has agreed to render consulting services to the Company up to 6 months up in consideration of $25,000 per month. Mr. Rue will also be entitled to certain health care and other benefits for six months. The Separation Agreement also contains mutual releases and confidentiality and non-interference provisions. A copy of the Separation Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Please see Item 1.02 above.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          99.1 Press Release issued by Salton, Inc. on October 18, 2006.

          99.2 Separation Agreement dated as of October 18, 2006 by and between William B. Rue and Salton, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM LUTZ
                                        ----------------------------------------
                                        William Lutz
                                        Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
    99.1      Press Release issued by Salton, Inc. on October 18, 2006.

    99.2 Separation Agreement dated as of October 18, 2006 by and between William B. Rue and Salton, Inc.


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